                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 2004
                                                           ------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

     New York                         0-3319                  13-1784308
     --------                         ------                  ----------
(State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)           File Number)            Identification No.)

               One Commerce Park, Valhalla, NY           10595
               ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On June 1, 2004, the Registrant announced that it has received final
            SEC approval of the previously  announced  settlement  with the SEC.
            For additional  information,  reference is made to the press release which is attached hereto as Exhibit 99.01 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable.

       (c)  Exhibits.

            99.01 Press Release dated June 1, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                            -----------------------------
                                                    (Registrant)

Date: June 1, 2004                      By: /s/ Thomas V. Gilboy
                                            ------------------------
                                            Thomas V. Gilboy
                                            Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit No.                  Description
        -----------                  -----------

          99.01             Press Release dated June 1, 2004